INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company is domiciled in the British Virgin Islands, the law of which does not require the company to pay any income taxes or other taxes based on income, business activity or assets.

The Company's subsidiary, Wealth Rainbow, is domiciled in Hong Kong and subject to statutory profits tax of 16.5% on earnings and profits in Hong Kong.

All of the Company's income is generated by its PRC subsidiary, Henan Green in the PRC.

	For the years ended
	2013	2012	2011

Current income tax expense	$141,547	$11,897,173	$21,961,627

The Group's income tax provision in respect of operations in PRC is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Group changed from 33% to 25%, effective on January 1, 2008.

The following is a reconciliation of effective Income tax rate with the PRC statutory income tax rate:

	For the years ended
	2013	2012	2011

(Loss) / Income before tax	$(13,995,870)	$38,030,261	$79,582,179

Expected PRC income tax expense at statutory tax rate of 25%	(3,498,968)	9,507,565	19,895,544
Depreciation allowance over-claimed in 2011	-	1,127,816	-
Unused tax losses for PRC	3,059,134
Net losses not realizable currently for Hong Kong and BVI tax purposes	581,381	-	-
Non deductible tax expenses	-	1,261,792	2,066,083
Actual income tax expense	$141,547	$11,897,173	$21,961,627

The PRC tax system is subject to substantial uncertainties and has been subject to recently enacted changes, the interpretation and enforcement of which are also uncertain. There can be no assurance that changes in PRC tax laws or their interpretation or their application will not subject the Group to substantial PRC taxes in future.

The new PRC income tax law imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China (5% withholding income tax for dividends paid to HK companies).  Such dividends were exempted from PRC tax under the previous income tax law and regulations. The foreign investment enterprises are subject to the withholding tax beginning January 1, 2008. All of the Group’s income is generated in the PRC, through Henan Green. The Company considers undistributed earnings of Henan Green as of December 31, 2013, to be permanently reinvested in the PRC. As a result, no deferred tax expense and deferred liability recorded for dividend withholding tax.

The Company currently has unprovided defered tax assets in the amount of approximately $1.8 million arising from operating loss carry forwards. The Company has recorded a 100% valuation allowance against net deferred tax assets due to uncertainty of their ultimate realization.